UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Soliciting Material under §240.14a-12

Yum China Holdings, Inc.

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Shareholder Engagement August 2022 NYSE: YUMC and HKEX: 9987

Cautionary Statement on Forward-Looking Statements & Non-GAAP Measures This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as "expect," "expectation," "believe," "anticipate," "may," "could," "intend," "belief," "plan," "estimate," "target," "predict," "project," "likely," "will," "continue," "should," "forecast," "outlook", "commit" or similar terminology. These statements are based on current estimates and assumptions made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we believe are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct. Forward-looking statements include, without limitation, statements regarding the future strategies, growth, business plans, investment, dividend and share repurchase plans, earnings, performance and returns of Yum China, anticipated effects of population and macroeconomic trends, the expected impact of the COVID-19 pandemic, the anticipated effects of our innovation, digital and delivery capabilities and investments on growth and beliefs regarding the long-term drivers of Yum China's business, developments relating to the listing of Yum China's common stock on the NYSE and the HKEX, the details, timing, and completion of the Proposed Primary Conversion (as hereinafter defined), future issuances of stock or stock repurchases, and compensation arrangements, including pursuant to the proposed new equity incentive plan. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks and uncertainties that are difficult to predict and could cause our actual results or events to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or assumptions will be achieved. The forward-looking statements included in this presentation are only made as of the date of this presentation, and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances, except as required by law. Numerous factors could cause our actual results or events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: whether we are able to achieve development goals at the times and in the amounts currently anticipated, if at all, the success of our marketing campaigns and product innovation, our ability to maintain food safety and quality control systems, changes in public health conditions, including the COVID-19 pandemic and regional outbreaks caused by existing or new COVID-19 variants, our ability to control costs and expenses, including tax costs, as well as changes in political, economic and regulatory conditions in China and the United States. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. You should consult our filings with the Securities and Exchange Commission (including the information set forth under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q) for additional detail about factors that could affect our financial and other results.

Executive Summary Yum China, a Delaware corporation, is primary listed on the NYSE and secondary listed on the HKEX YUMC is pursuing a voluntary conversion to a primary listing on the HKEX (“Proposed Primary Conversion”) to broaden our investor base, increase liquidity and mitigate the risk of delisting from NYSE under the Holding Foreign Companies Accountable Act (HFCAA) Certain corporate governance and regulatory requirements differ for secondary listed vs. primary listed issuers on the HKEX YUMC is in the process of aligning its corporate governance practices with the requirements of the HKEX Certain of these changes will require a shareholder vote under Hong Kong Listing Rules: Approve the Board’s continuing authority to issue up to 20% of YUMC’s outstanding shares; Approve the Board’s continuing authority to authorize YUMC’s repurchase of up to 10% of YUMC’s outstanding shares; and Approve the Yum China Holdings, Inc. 2022 Long Term Incentive Plan (the “2022 LTIP”) YUMC is calling a Special Meeting on or around October 11, 2022 (Beijing time) to provide shareholders an opportunity to vote on these matters The Proposed Primary Conversion is conditional upon receiving shareholders’ approval on all proposed items at the Special Meeting and obtaining the necessary approvals from the HKEX

Yum China’s governance practices include: Best-in-Class Governance Governed by Delaware law and subject to U.S. federal securities laws as a domestic issuer. Subject to full disclosure requirements and NYSE listing rules, unlike foreign private issuers (most companies that are dual listed in the U.S. and HK). * Score as of August 17, 2022. ISS score ranges from 1 to 10. A score in the 1st decile (GQS = 1) indicates relatively higher quality governance practices and relatively lower governance risk. Conversely, a score in the 10th decile (GQS = 10) indicates relatively lower quality governance practices and relatively higher governance risk. Board Structure: 1 Shareholder Rights: 2 Compensation: 5 Audit & Risk: 2 Independent Board Chairman  9 of 10 director nominees are independent Annual election of all directors Proxy access for director nominees by stockholders Majority voting policy for elections of directors in uncontested elections One share, one vote Stockholders holding ≥ 25% have the power to call special meetings Director and executive officer stock ownership policies Active stockholder engagement No poison pill Director Retirement Age Policy Prohibition on hedging or other speculative trading of YUMC stock Strongly Committed to Best-in-class Governance Policies Highest Standards as Measured Against Peers Highest Overall ISS QualityScore* ISS Governance QualityScore: 1

Primary Conversion and Estimated Timeline Special Meeting of Stockholders Oct 11 Record date Aug 24 Received Primary Conversion application acknowledgement from HKEX Aug 15 File definitive proxy statement with SEC (around) Aug 29 Conversion effective date** Oct 24 What: secondary listing → primary listing (on HKEX) How: submission and approval of conversion application with HKEX Why: broaden investor base, increase liquidity, and mitigate risk of delisting from NYSE as a result of HFCAA* Next: possible inclusion of Southbound Stock Connect in China after successful conversion * Holding Foreign Companies Accountable Act ** Subject to shareholders’ approval and HKEX approval (Beijing/HK time)

Special Meeting Agenda: 3 Proposed Items Proposed Items 1 To approve the Board’s continuing authority to issue up to 20% of YUMC’s outstanding shares 2 To approve the Board’s continuing authority to approve YUMC’s repurchase of up to 10% of YUMC’s outstanding shares 3 To approve the 2022 Long Term Incentive Plan Background As a secondary-listed issuer, YUMC has been and is currently waived from strict compliance with certain provisions of the Hong Kong listing rules and the applicable Hong Kong laws and regulations As a primary-listed issuer, YUMC will be subject to the full regime of the applicable Hong Kong laws and regulations, unless a specific waiver or exemption has been obtained from the HKEX or the SFC of Hong Kong A Special Meeting is thus proposed

Shareholder approval required for issuance of common stock, or securities convertible into common stock, representing 20%+ of stock or voting power prior to issuance Exception for public issuance for cash Rule is intended to prevent dilution to existing shareholders Proposal 1: Share Issuance up to 20% of Outstanding Shares YUMC will hold initial vote on general mandate in October 2022, and at annual meetings thereafter Proposal will give authority to Board until deadline for 2023 annual meeting No current plans to issue common stock or securities convertible into common stock NYSE rule Shareholder approval required prior to issuance of any common stock (in and outside of HK). Approval can be transaction-specific or a general mandate, adopted annually Typical practice in Hong Kong is to adopt a general mandate at the annual meeting for up to 20% of outstanding shares HKEX rule Proposal

Shareholder approval is not required Proposal 2: Share Repurchase up to 10% of Outstanding Shares YUMC will hold initial vote on general mandate in October 2022, and at annual meetings thereafter Proposal will give authority to Board until deadline for 2023 annual meeting YUMC will apply 10% aggregate cap to all purchases in U.S. and Hong Kong NYSE rule Shareholder approval required prior to repurchase of any common stock on the HKEX Approval can be transaction-specific or a general mandate, adopted annually Typical practice in Hong Kong is to adopt a general mandate at the annual meeting for up to 10% of outstanding shares HKEX rule Proposal

Shareholder approval required for equity-compensation plan Proposal 3: 2022 Long Term Incentive Plan Board/Compensation Committee will have authority to grant awards under the 2022 LTIP subject to total share limit under the plan and up to the 10th anniversary of shareholder approval The 2022 LTIP is similar to the 2016 Plan but will comply with HKEX listing rules, including Individual limit (grant of 1% of total shares issued over a 12-month period requires shareholder approval) Connected person grant (grant of 0.1% of total shares issued over a 12-month period requires shareholder approval) NYSE rule Shareholder approval required for equity-compensation plan HKEX rule Proposal 2020 2021 2022 94%93%89% Say on Pay Approval Rate

Key Corporate Governance Features of the 2022 LTIP The following features of the 2022 LTIP are designed to reinforce alignment between the equity compensation arrangements awarded pursuant to the 2022 LTIP and our stockholders’ interests: Awards will be subject to a one-year minimum vesting period, subject to limited exceptions set forth in the 2022 LTIP Full Value Awards reduce the available share pool on a two-for-one basis, while stock options and SARs reduce the share reserve on a one-for-one basis No discounting of stock options or SARs No repricing or replacement of underwater stock options or SARs without stockholder approval No dividend equivalents on stock options or SARs No dividends or dividend equivalents paid on unearned awards Annual non-employee director compensation limit During any five calendar-year period, no individual may receive stock options and SARs with respect to more than 9,000,000 shares or Full Value Awards with respect to more than 3,000,000 shares, subject also to the annual limit set forth by the HKEX. Clawback /recovery policy continues to apply No Tax Gross-ups No “liberal” change in control definition Double-trigger vesting for equity awards in the event of a change in control In the forthcoming Special Meeting, the Company seeks shareholders’ approval of the 2022 LTIP including the 32 million shares to be reserved for issuance under the 2022 LTIP, representing ~7.6% of shares of common stock outstanding.

Appendix

Additional Information and Where to Find It Participants in the Solicitation Yum China and certain of its directors, officers, and other employees may be deemed to be participants in the solicitation of proxies from Yum China’s stockholders with respect to the Special Meeting. Additionally, the Company has retained Georgeson LLC to act as a proxy solicitor. Certain information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A relating to its Annual Meeting of Stockholders, filed with the SEC on April 14, 2022. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Special Meeting. The presentation has been prepared in connection with the Proposed Primary Conversion and may be deemed to be soliciting material relating to the Special Meeting. In connection with the Special Meeting, the Company will file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. STOCKHOLDERS OF YUM CHINA ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE SPECIAL MEETING THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED PRIMARY CONVERSION, AND THE SPECIAL MEETING. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Special Meeting (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at http://www.sec.gov or at Yum China’s Investor Relations website at http://ir.yumchina.com.

# About Yum China

- Market cap: ~US$20 billion[1]
- Primary listed on the NYSE and Secondary listed on the HKEX
- Majority of shares trade on the NYSE (average daily trading volume ~2.7 million shares in NYSE [2] and ~206,000 shares[3] in HKEX)
- China's largest restaurant company[4], operating 12,000+ restaurants in 1,700+ cities
- Exclusive rights in mainland China to KFC, Pizza Hut and Taco Bell. Also operates Little Sheep, Huang Ji Huang, COFFii & JOY and Lavazza stores in China
- Employs ~400,000 employees


KFC
Kentucky Fried Chicken.


必胜客
Pizza Hut


COFFii & JOY


LAVAZZA


TACO BELL


小肥羊



1. As of 8/15/2022
2. Data from YUMC for 8/3/2021 through 8/2/2022: https://ir.yumchina.com/stock-quote-and-chart
3. Data from HKEX for 8/3/2021 through 8/2/2022: https://www.hkex.com.hk/Market-Data/Securities-Prices/Equities/Equities-Quote?sym=9987&sc_lang=en
4. In terms of 2021 system sales

13

HFCAA Background December 2020 HFCAA became law Requires the SEC to prohibit the securities of any “covered issuer” from being traded on any of the U.S. securities exchanges, including the NYSE, if the auditor of the covered issuer’s financial statements is not subject to PCAOB inspection for three consecutive years, beginning in 2021 May be reduced to two consecutive years under pending legislation Accelerating Holding Foreign Companies Accountable Act (AHFCAA) December 2021 SEC adopted final rules implementing the HFCAA, pursuant to which the SEC will identify companies subject to the HFCAA, known as “Commission-Identified Issuers” March 2022 YUMC was identified as a Commission-Identified Issuer after filing of its 2021 annual report with SEC Early 2024, or early 2023 if AHFCAA is adopted YUMC’s common stock may be involuntarily delisted from the NYSE